UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Sec. 240.14a-12

PATAGONIA  GOLD  CORPORATION
----------------------------
(Name of Registrant as Specified In Its Charter)

  N/A
-----
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No  fee  required.
[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           PATAGONIA GOLD CORPORATION
                                 P.O. BOX 48525
                               595 BURRARD STREET
                         VANCOUVER, B.C., CANADA V7X 1A2

                         NOTICE AND PROXY STATEMENT FOR
            Annual Meeting of Stockholders To Be Held June 28, 2002

To the Shareholders of Patagonia Gold Corporation:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Patagonia Gold Corporation, a Florida corporation (the "Company"), will be held at the Baker Room, Blue Horizon Hotel, 1225 Robson Street, Vancouver, B.C. V6E 1C3, on Friday June 28, 2002 at 1:00 p.m. for the following purposes:

     1. To elect three directors to the Board of Directors to serve for a one-year term;

     2. To ratify the appointment of Moore Stephens Ellis Foster Ltd. as independent accountants for the Company.

     3.   To  approve,  with  or  without  amendment,  the  following  Special
          Resolution:

          To Continue the company as a British Virgin Islands International Business Company pursuant to section 84 of the International Business Companies Ordinance of the British Virgin Islands.

     4. To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on May 24, 2002 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.
Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 2001 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy it will be voted FOR each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By Order of the Board of Directors

/s/  A. Cameron Richardson
--------------------------
A. Cameron Richardson
Secretary

May 28, 2002

                           PATAGONIA GOLD CORPORATION
                                 P.O. BOX 48525
                               595 BURRARD STREET
                         VANCOUVER, B.C., CANADA V7X 1A2

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 28, 2002

                     SOLICATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Patagonia Gold Corporation, a Florida corporation (the "Company"), to be voted at the 2002 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 28, 2002 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares of Common Stock of the Company, par value of $0.001 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

The  mailing  address  of  the  Company  is  P.O. Box 48525, 595 Burrard Street,
Vancouver,  B.C.,  Canada  V7X  1A2.

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about June 7, 2002. A condensed version of the Company's Annual Report on Form 10-KSB (the "2001 Form 10-KSB"), serves as the Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 2001, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Cameron Richardson, P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada V7X 1A2; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company. Solicitations will be made only by mail, provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

As of May 24, 2002, the Company had 13,000,000 shares of common stock issued and outstanding.

The Common Stock of the Company has been quoted on the NASD OTC Bulletin Board since December 5, 1996. The following table sets forth the high and low bid prices for the Common Stock for the calendar quarters indicated as reported by the NASD OTC Bulletin Board for the last two years. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

             First Quarter   Second Quarter   Third Quarter   Fourth Quarter
             --------------  ---------------  --------------  ---------------
2001 - High  $        1.000  $         0.900  $        0.900  $         0.690
2001 - Low   $        0.690  $         0.550  $        0.500  $         0.350
2000 - High  $        2.500  $         1.750  $        1.625  $         1.375
2000 - Low   $        1.125  $         0.812  $        1.125  $         0.500

Incorporation  by  Reference

The Company's Annual Report for the fiscal year ended December 31, 2001 and 2000 has been included with the proxy statement. The Company currently has two full time and two part time employees. The section entitled "Business", together with the consolidated financial statements for the fiscal years ended December 31, 2001 and 2000, provide additional information concerning the Company's business. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by the Company. The Sections of the Annual Report entitled "Business" and "Description of Property" on pages 2 to 5 of the Annual Report are incorporated herein by reference. The consolidated financial statements on pages F-1 through F-14 also are incorporated by reference

                                QUORUM AND VOTING

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 24, 2002 (the "Record Date"). On the Record Date, there were 13,000,000 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on May 24, 2002 will be entitled to vote at the Annual Meeting of Stockholders.

Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Articles of Incorporation (the "Articles of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

Voting rights are non-cumulative. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

Directors are elected by plurality vote. The ratification of the appointment of Moore Stephens Ellis Foster Ltd. will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

Under applicable provisions of the Florida General Corporation Law, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders

                                     SUMMARY

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

The Meeting

Date, Time and Place of the Annual Meeting

The Annual Meeting of Patagonia Gold Corporation is scheduled to be held on June 28, 2002, at 1:00 p.m. at the Baker Room, Blue Horizon Hotel, 1225 Robson Street, Vancouver, B.C. See "Solicitation and Revocability of Proxies."

Record Date

Only holders of record of shares of Common Stock at the close of business on May 24, 2002 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for director of the Company (ii) ratification of the appointment of Moore Stephens Ellis Foster Ltd. as the independent public accountants of the Company (iii) ratification of the Special Resolution and (iv) to transact such other business as may properly come before the meeting and any adjournments thereof.

Accountants

Moore Stephens Ellis Foster Ltd., have been selected by the Company to act as the principal accountant for 2002. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since February 7, 2000. It is not expected that representatives of Moore Stephens Ellis Foster Ltd. will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1") FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ("PROPOSAL 2") FOR RATIFICATION OF THE SPECIAL RESOLUTION ("PROPOSAL 3") AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF ("PROPOSAL 4").

PROPOSAL 1.    ELECTION OF DIRECTORS

At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of three members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the three nominees named below. Three of the nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.

NAME                     AGE        POSITIONS        EXECUTIVE    SHARES OF COMMON    PERCENT
                                  WITH COMPANY       OFFICER/    STOCK BENEFICIALLY   OF CLASS
                                                     DIRECTOR   OWNED AS OF MAY 24,
                                                      SINCE          2002(7)
NOMINEES FOR DIRECTORS:
Antonio G. Cacace         56  Director                    6/97                    -         *%
Terry Longair             48  President, Director         5/01                    -         *%
Cosme M. Beccar Varela    41  Director                    6/97               25,000         *%


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Cameron Richardson        49  Controller &Secretary       1/99                    -         *%
All Directors and executive officers as a group                              25,000         *%

*    Less than 1%

(1) The persons named below have sole voting and investment power with respect to the shares.

BUSINESS  EXPERIENCE  OF  NOMINEES

Antonio G. Cacace, Director
Director since October 1995. Director of Patagonia Gold Corporation since June 1997. Engineer, Founder and current Managing Director of Stelax Industries in the United Kingdom. Between 1984 and 1995 he was managing director/chief executive officer of several Companies involved in development and operation of steel/bar rolling mills.

Terry Longair
President and Director since May 2001. Manager Budget Analysis and Planning Langara College 1993 to present.

Cosme M. Beccar Varela, Director
Director since June 1997. Mr. Cosme M. Beccar Varela is a principal in the Law firm of C&C Beccar Varela and has been employed with them since 1993.

Cameron Richardson, Controller & Secretary
Controller since October 1997, & Secretary since January 1999. President and Director of Aurora Gold Corporation since May 2001 and Secretary since April 1998. Director of Aurora Metals (BVI) Limited since May 2000. 1981 to 1997 held accounting positions with various Canadian resource companies.

EXECUTIVE  COMPENSATION

(A)  General

The following table sets forth information concerning the compensation of the named executive officers for each of the registrant's last three completed fiscal year:

                                    Annual Compensation                  Long-Term Compensation
                            --------------------------------  --------------------------------------------
                                                                      Awards                Payments
                                                              -----------------------  -------------------
                                                                           Securities
                                                  Other                      Under-                 All
                                                  Annual      Restricted     Lying                 other
Name And                                          Compen-        Stock      Options/      LTIP    Compen-
Principal Position   Year   Salary   Bonuses      Sation       Award(s)       SARs      Payouts    sation
(Note 1.)                     ($)      ($)          ($)           ($)          (=)        ($)       ($)
(a)                   (b)     (c)      (d)          (e)           (f)          (g)        (h)       (i)
-------------------  -----  -------  --------  -------------  -----------  -----------  --------  --------
David Jenkins         2001      -0-       -0-            -0-  None         None         None           -0-
                      ----  -------  --------  -------------  -----------  -----------  --------  --------
President and         2000      -0-       -0-            -0-  None         None         None           -0-
                      ----  -------  --------  -------------  -----------  -----------  --------  --------
Director (Note 2)     1999   12,000       -0-            -0-  None         None         None           -0-

-------------------  -----  -------  --------  -------------  -----------  -----------  --------  --------
Terry Longair         2001      -0-       -0-            -0-  None         None         None           -0-
                      ----  -------  --------  -------------  -----------  -----------  --------  --------
President and         2000      -0-       -0-            -0-  None         None         None           -0-
                      ----  -------  --------  -------------  -----------  -----------  --------  --------
Director (Note 2)     1999      -0-       -0-            -0-  None         None         None           -0-

-------------------  -----  -------  --------  -------------  -----------  -----------  --------  --------
Cameron Richardson    2001    7,662       -0-            -0-  None         None         None           -0-
                      ----  -------  --------  -------------  -----------  -----------  --------  --------
Controller and        2000    6,748       -0-            -0-  None         None         None           -0-
                      ----  -------  --------  -------------  -----------  -----------  --------  --------
Secretary             1999    7,727       -0-            -0-  None         None         None           -0-
==========================================================================================================

Note 1. None of the Company's officers or directors was party to an employment agreement with the Company. Directors and/or officers receive expense reimbursement for expenses reasonably incurred on behalf of the Company. During the fiscal year ending December 31, 2001 the entire board of directors acted as the Company's compensation committee.

Note 2. On May 4, 2001 Mr. David Jenkins resigned from the Board of Directors and as President of the Company to pursue other business interests. On May 4, 2001 Mr. Terry Longair was appointed to the Board of Directors of the Corporation and President of the Company.

(B)  Options/SAR  Grants  Table

No options have been awarded to David Jenkins, Antonino Cacace, Terry Longair, Cosme M. Beccar Varela or Cameron Richardson.

On May 4, 2001 Mr. David Jenkins resigned from the Board of Directors and as President of the Company to pursue other business interests. On May 4, 2001 Mr. Terry Longair was appointed to the Board of Directors of the Corporation and President of the Company.

(C)  Aggregated  Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

No options have been awarded to David Jenkins, Antonino Cacace, Terry Longair, Cosme M. Beccar Varela or Cameron Richardson.

On May 4, 2001 Mr. David Jenkins resigned from the Board of Directors and as President of the Company to pursue other business interests. On May 4, 2001 Mr. Terry Longair was appointed to the Board of Directors of the Corporation and President of the Company.

(D)  Long-Term  Incentive  Plans  ("LTIP")  Awards  Table

The Company does not have a Long-term Incentive Plan.

(E)  Compensation  of  Directors

The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2001 non-officer directors received a total of $0 in consulting fees.

(F)  Meetings  of  the  Board  of  Directors  and  Committees

The  duties  of  the  Committees  are  as  follows:

Executive  Committee  (Terry  Longair  &  Cosme  M.  Beccar  Varela)
The Executive Committee shall have the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

Audit Committee (Antonino G. Cacace, Terry Longair & Cosme M. Beccar Varela) The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to the operation of the Company.

Compensation  and  Benefits Committee (Antonino G. Cacace, Terry Longair & Cosme
M.  Beccar  Varela)
The Compensation Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters.

Nominating  Committee  (Antonino  G.  Cacace,  Terry  Longair  & Cosme M. Beccar
Varela)
The responsibilities of the Nominating Committee include recommending persons to act as Directors, preparing for and recommending replacements for any vacancies in Director positions during the year, and initial review of policy issues regarding the size and composition of the Board of Directors.

There were three regularly scheduled Board meetings during the fiscal year ended December 31, 2001. All Directors were in attendance, either in person or by phone, at all Board meetings and Committee meetings.

During the fiscal year ended December 31, 2001 the entire board of directors acted as the Company's Audit Committee, Compensation Committee and Nominating Committee. During 2001 the Compensation and Benefits Committee held one meeting by telephone conference call and the audit committee held three meetings by telephone conference call. During 2001 and the first quarter of 2002 the audit committee reviewed the fiscal 2001 interim unaudited financial statements and the yearend audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The audit committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB (17 CFR 249.310b) for the latest fiscal year for filing with the Commission. The audit committee consists of Messrs. Cacace, Longair and Beccar Varela.

Audit  Committee  Report

The Audit Committee of the Board of Directors is composed of three Directors. Antonino Cacace is the independent Director. The Board of Directors has not adopted a written charter for the Audit Committee.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement On Auditing Standards No. 61, "Communication with Audit Committees".

The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001. The Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, as filed with the Securities and Exchange Commission.

The Audit Committee discussed with the Company's independent accountants the overall scope and plans for their audit. The Audit Committee meets with the internal and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

This report is submitted by the Audit Committee. Its members are:

Antonino Cacace
Terry Longair
Cosme M. Beccar Varela

(G)  Certain  Relationships  and  Related  Transactions

The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors.

Certain of the directors of the Company are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether the Company will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

Directors and/or officers will receive expense reimbursement for expenses reasonably incurred on behalf of the Company.

Included in accounts payable at December 31, 2001 is $0 (2000 - $0) due to a director, a former director and a company controlled by a former director in respect of salaries, consulting fees and reimbursement for operating expenses.

The Company does not pay a fee to its outside, non-officer directors. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid to at arms length third party providers of such services.

(H)  Section  16(a)  Beneficial  Ownership  Reporting  Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2001 all filing requirements, Forms 3, 4 and 5, applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

(I)  Security  Ownership  of  Certain  Beneficial  Owners  and  Management

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 24, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each of the Company's directors and officers; and (iii) all directors and officers of the Company as a group. As at May 24, 2002 there were 13,000,000 shares of Common Stock issued and outstanding.

             Name of                   Shares of Common   Percentage
            Beneficial                Stock Beneficially     Owned
              Owner                         Owned
------------------------------------  ------------------  -----------
Carrington International Limited (1)           3,000,000        23.1%
STE 2402,
Bank of America Tower
12 Harcourt Road, Central Hong Kong
------------------------------------  ------------------  -----------
Boavista Securities Limited  (1)                 800,000         6.2%
12 Harcourt Road
Hong Kong
------------------------------------  ------------------  -----------
Officers and Directors
------------------------------------  ------------------  -----------
Antonino G. Cacace                                     0           *%
Crud-y-Gloyat
Carswell Bay, Swansea Wales, U.K.
------------------------------------  ------------------  -----------
Terry Longair                                          0           *%
P.O. Box 48525, 595 Burrard Street,
Vancouver, B.C., Canada V7X 1A2,
------------------------------------  ------------------  -----------


                                       10

------------------------------------  ------------------  -----------
Cosme M. Beccar Varela                            25,000           *%
Reconquista 657
1373 Buenos Aires, Argentina
------------------------------------  ------------------  -----------
Officers and Directors (3 persons)                25,000           *%

------------------------------------  ------------------  -----------

(1) To the best of the Company's knowledge, none of the above companies or individuals are affiliated to the officers and directors of the Company.

*    Less  than  1%.


PROPOSAL 2.   SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors recommends the ratification by the stockholders of the appointment of Moore Stephens Ellis Foster Ltd. as the Company's independent accountants for the fiscal year ending December 31, 2002. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since February 7, 2000.

In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Moore Stephens Ellis Foster Ltd. A representative of Moore Stephens Ellis Foster Ltd. is not expected to be present.

Audit Fees:

The aggregate fees billed by Moore Stephens Ellis Foster Ltd. for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2001, review of the consolidated financial statements included in the Company's Annual Report on Form 10-KSB for fiscal 2001 and reviews of the financial statements included in the quarterly Form 10-QSB during the 2001 fiscal year were $5,000.

All other fees:

The aggregate fees billed to the Company for all other services by Moore Stephens Ellis Foster Ltd. for fiscal 2001 were $ 0.

The Audit Committee feels that the services rendered by Moore Stephens Ellis Foster Ltd. are compatible with maintaining the principal accountant's independence.


PROPOSAL 3. CONTINUANCE FROM FLORIDA, UNITED STATES OF AMERICA TO THE BRITISH VIRGIN ISLANDS

The Board of Directors recommends the ratification by the stockholders of the Special Resolution to Continue the Company as a British Virgin Islands International Business Company pursuant to Section 84 of the International Business Companies Ordinance of the British Virgin Islands.

The special resolution (the "Continuance Resolution") transfers the Company's jurisdiction of incorporation from the state of Florida, United States of America to the British Virgin Islands. Upon continuation, the company retains all of its assets and is subject to all liabilities that it had in its previous existence. Since the Company conducts its business in a number of countries, it is proposed that the Company's corporate governance regime be flexible enough to permit the Company to avail itself of the managerial talents and skills of persons who are citizens of countries other than the United States or who reside outside of the United States. The Company believes that the business, regulatory and tax environments in the British Virgin Islands are expected to create value for the shareholders.

The shareholders of the Company will receive the same number of shares of the Continued Company as they currently hold in the Florida incorporated Company upon completion of the Continuation of the Company as a British Virgin Islands

International Business Company. The shares of the Continued Company will have substantially the same attributes as the current common shares and are expected to be listed on the NASD OTC Bulletin Board.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2003 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by the Company at its headquarters in Vancouver, British Columbia on or before December 1, 2002 to be eligible for inclusion in the Company's proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Patagonia Gold Corporation, P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada V7X 1A2. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.


ADDITIONAL  INFORMATION

The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded on the NASD OTC Bulletin Board under the symbol GONI.

All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. The Company is current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

The Company's annual report for the year ended December 31, 2001, including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on May 24, 2002. The Company will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of the Company's annual report on Form 10-KSB for the year ended December 31, 2001, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Patagonia Gold Corporation, P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada V7X 1A2, Attention: Cameron Richardson.


OTHER  BUSINESS

The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

By Order of the Board of Directors

/s/  A. Cameron Richardson
--------------------------

A. Cameron Richardson
Secretary

MAY 28, 2002

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                           PATAGONIA GOLD CORPORATION
                                 P.O. BOX 48525
                               595 BURRARD STREET
                         VANCOUVER, B.C., CANADA V7X 1A2


PROXY


SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 28, 2001

The  undersigned hereby appoints A. Cameron Richardson or Terry Longair or Cosme
M. Beccar Varela or any of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Patagonia Gold Corporation held of record by the undersigned at the close of business on May 24, 2002 at the Annual Meeting of Stockholders to be held on June 28, 2002 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION  OF  DIRECTORS

     / /  FOR all nominees listed (except      / /  WITHHOLD AUTHORITY to
     as marked to the contrary below)               vote for all nominees listed
                                                    below

     Antonio G. Cacace, Terry Longair, Cosme M. Beccar Varela

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)


2. PROPOSAL TO RATIFY THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD. AS INDEPENDENT ACCOUNTANTS.

     / / FOR          / / AGAINST          / / ABSTAIN


3.   TO APPROVE, WITH OR WITHOUT AMENDMENT, THE FOLLOWING SPECIAL RESOLUTION:

     TO CONTINUE THE COMPANY AS A BRITISH VIRGIN ISLANDS INTERNATIONAL BUSINESS COMPANY PURSUANT TO SECTION 84 OF THE INTERNATIONAL BUSINESS COMPANIES ORDINANCE OF THE BRITISH VIRGIN ISLANDS.

     / / FOR          / / AGAINST          / / ABSTAIN


4. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     / / FOR          / / AGAINST          / / ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dated:
       ----------------------------



--------------------------------------------------
Signature



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Signature  if  held  jointly



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Please  print  name(s)